UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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☐	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Sterling Bancorp

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 28, 2015. STERLING BANCORP STERLING BANCORP 400 RELLA BOULEVARD MONTEBELLO, NY 10901-4243 M92108-P63649 Meeting Information Meeting Type: Annual Meeting For holders as of: April 1, 2015 Date: May 28, 2015 Time: 11:00 A.M. Eastern Time Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/STL2015 The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/STL2015 and be sure to have the information that is printed in the box marked by the arrow (located on the following page). You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. proxy See the materials reverse and side voting of this instructions. notice to obtain

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e mail, please send a blank e mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 14, 2015 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods SCAN TO VIEW MATERIALS & VOTE Vote By Internet: Before The Meeting: Go to www.proxyvote.com or from a smart phone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. During The Meeting: Go to www.virtualshareholdermeeting.com/STL2015. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. M92109-P63649

Voting Items The Board of Directors recommends you vote FOR the The Board of Directors recommends you vote FOR the following: following proposals: 1. Election of all current directors for a one (1) year term 2. Approval of an amendment to the Company’s Certificate until their respective successors are elected and qualified, of Incorporation to declassify the Board of Directors; if Proposal II is approved: 3. Approval of the Sterling Bancorp 2015 Omnibus Equity Nominees: and Incentive Plan; 01) Robert Abrams 08) James B. Klein 4. Approval, by non-binding vote, of the compensation of 02) Louis J. Cappelli 09) Jack L. Kopnisky the Named Executive Officers (Say-on-Pay); 03) James F. Deutsch 10) Robert W. Lazar 5. Ratification of the appointment of Crowe Horwath LLP 04) Navy E. Djonovic 11) John C. Millman as the independent registered public accounting firm for 05) Fernando Ferrer 12) Richard O Toole the fiscal year ending December 31, 2015; and 06) William F. Helmer 13) Burt B. Steinberg 07) Thomas G. Kahn 6. The transaction of such other business as may properly If Proposal II is not approved, then the election of each come before the annual meeting or any adjournment or for a three (3) year term and until their successors are postponement thereof. elected and qualified: Nominees: 02) Louis J. Cappelli 05) Fernando Ferrer 04) Navy E. Djonovic 07) Thomas G. Kahn M92110-P63649

M92111-P63649

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 28, 2015. STERLING BANCORP STERLING BANCORP 400 RELLA BOULEVARD MONTEBELLO, NY 10901-4243 M92112-P63649 Meeting Information Meeting Type: Annual Meeting For holders as of: April 1, 2015 Date: May 28, 2015 Time: 11:00 A.M. Eastern Time Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/STL2015 The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/STL2015 and be sure to have the information that is printed in the box marked by the arrow (located on the following page). participant You are receiving in the Provident this communication Bank Employee because Stock Ownership you are a Plan how (“ESOP”) to vote shares . As such, of common you have stock the right allocated to direct to the the account. Trustee This shares. is not This a ballot. communication You cannot presents use this only notice an to overview vote these of on the the more Internet. complete You proxy may view materials the proxy that are materials available online to you at www. or easily proxyvote. request com, a paper scan the copy QR (see Barcode reverse on side) the . reverse side, information We encourage contained you to in access the proxy and review materials all before of the voting. important proxy See the materials reverse and side voting of this instructions. notice to obtain

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e mail, please send a blank e mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 14, 2015 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods SCAN TO VIEW MATERIALS & VOTE Vote By Internet: Before The Meeting: Go to www.proxyvote.com or from a smart phone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. M92113-P63649

Voting Items The Board of Directors recommends you vote FOR the The Board of Directors recommends you vote FOR the following: following proposals: 1. Election of all current directors for a one (1) year term 2. Approval of an amendment to the Company’s Certificate until their respective successors are elected and qualified, of Incorporation to declassify the Board of Directors; if Proposal II is approved: 3. Approval of the Sterling Bancorp 2015 Omnibus Equity Nominees: and Incentive Plan; 01) Robert Abrams 08) James B. Klein 4. Approval, by non-binding vote, of the compensation of 02) Louis J. Cappelli 09) Jack L. Kopnisky the Named Executive Officers (Say-on-Pay); 03) James F. Deutsch 10) Robert W. Lazar 5. Ratification of the appointment of Crowe Horwath LLP 04) Navy E. Djonovic 11) John C. Millman as the independent registered public accounting firm for 05) Fernando Ferrer 12) Richard O Toole the fiscal year ending December 31, 2015; and 06) William F. Helmer 13) Burt B. Steinberg 07) Thomas G. Kahn 6. The transaction of such other business as may properly If Proposal II is not approved, then the election of each come before the annual meeting or any adjournment or for a three (3) year term and until their successors are postponement thereof. elected and qualified: Nominees: 02) Louis J. Cappelli 05) Fernando Ferrer 04) Navy E. Djonovic 07) Thomas G. Kahn M92114-P63649

M92115-P63649

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on May 28, 2015. STERLING BANCORP STERLING BANCORP 400 RELLA BOULEVARD MONTEBELLO, NY 10901-4243 M92116-P63649 Meeting Information Meeting Type: Annual Meeting For holders as of: April 1, 2015 Date: May 28, 2015 Time: 11:00 A.M. Eastern Time Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/STL2015 The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/STL2015 and be sure to have the information that is printed in the box marked by the arrow (located on the following page). participant You are receiving in the Sterling this communication National Bank 401(k) because Plan. you As are such, a common you have stock the right allocated to direct to the the account. Trustee how to vote shares of shares. This is not This a ballot. communication You cannot presents use this only notice an to overview vote these of on the the more Internet. complete You proxy may view materials the proxy that are materials available online to you at or www. easily proxyvote. request com, a paper scan the copy QR (see Barcode reverse on side) the . reverse side, information We encourage contained you to in access the proxy and review materials all before of the voting. important proxy See the materials reverse and side voting of this instructions. notice to obtain

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com, or scan the QR Barcode below. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e mail, please send a blank e mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 14, 2015 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods SCAN TO VIEW MATERIALS & VOTE Vote By Internet: Before The Meeting: Go to www.proxyvote.com or from a smart phone, scan the QR Barcode above. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. M92117-P63649

Voting Items The Board of Directors recommends you vote FOR the The Board of Directors recommends you vote FOR the following: following proposals: 1. Election of all current directors for a one (1) year term 2. Approval of an amendment to the Company’s Certificate until their respective successors are elected and qualified, of Incorporation to declassify the Board of Directors; if Proposal II is approved: 3. Approval of the Sterling Bancorp 2015 Omnibus Equity Nominees: and Incentive Plan; 01) Robert Abrams 08) James B. Klein 4. Approval, by non-binding vote, of the compensation of 02) Louis J. Cappelli 09) Jack L. Kopnisky the Named Executive Officers (Say-on-Pay); 03) James F. Deutsch 10) Robert W. Lazar 5. Ratification of the appointment of Crowe Horwath LLP 04) Navy E. Djonovic 11) John C. Millman as the independent registered public accounting firm for 05) Fernando Ferrer 12) Richard O Toole the fiscal year ending December 31, 2015; and 06) William F. Helmer 13) Burt B. Steinberg 07) Thomas G. Kahn 6. The transaction of such other business as may properly If Proposal II is not approved, then the election of each come before the annual meeting or any adjournment or for a three (3) year term and until their successors are postponement thereof. elected and qualified: Nominees: 02) Louis J. Cappelli 05) Fernando Ferrer 04) Navy E. Djonovic 07) Thomas G. Kahn M92118-P63649

M92119-P63649